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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                                ----------------

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 4, 2001


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                                                                                                    I.R.S.
 Commission      Exact name of registrant as specified in its charter       States of              Employer
File Number      and principal office address and telephone number        Incorporation           I.D. Number
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
  1-1483          WASHINGTON GAS LIGHT COMPANY                          District of Columbia       53-0162882
                  1100 H Street, N.W.                                       and Virginia
                  Washington, D.C. 20080
                  (703) 750-4440
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



      Former name or former address, if changed since last report:   None
                                                                   ----------


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ITEM 5. OTHER EVENTS

                On May 4, 2001, Washington Gas Light Company executed a Distribution Agreement with Salomon Smith Barney Inc., Banc One Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Warburg LLC and The Williams Capital Group, L.P. for the issuance and sale of up to $250,000,000 of Medium-Term Notes, Series F, under an Indenture dated as of September 1, 1991.

                A copy of the Distribution Agreement is filed as an Exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)             Exhibits.
              10.1 Distribution Agreement dated May 4, 2001 among Washington Gas Light Company and Salomon Smith Barney Inc., Banc One Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Warburg LLC and The Williams Capital Group, L.P. regarding the issue and sale by Washington Gas Light Company of up to $250,000,000 of Medium-Term Notes, Series F.

                                   SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   WASHINGTON GAS LIGHT COMPANY


                                   By:  /s/ Robert E. Tuoriniemi
                                        -------------------------------
                                           Name:  Robert E. Tuoriniemi
                                           Title:  Controller


Date:  May 4, 2001